UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date Of Report (Date Of Earliest Event Reported): August 14, 2013

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-49629

Delaware	33-0933072
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
25242 Arctic Ocean Drive, Lake Forest, CA 92630
(Address of Principal Executive Offices, Including Zip Code)
949-399-4500
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 2.02.	Results of Operations and Financial Condition
On August 14, 2013, Quantum Fuel Systems Technologies Worldwide, Inc. issued an earnings release announcing its financial results for the second quarter and first six months of 2013. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information in this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits

99.1	Press Release dated August 14, 2013 (furnished pursuant to Item 2.02 of Form 8-K)

Signature(s)
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE INC

Date: August 14, 2013	By:	/s/ Brad Timon
Brad Timon
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release Dated August 14, 2013